UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2018

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13111	94-3229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045

(Address of Principal Executive Offices; Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 8, 2018, Assertio Therapeutics, Inc. (f/k/a Depomed, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the Registrant’s financial results for the three and six months ended June 30, 2018. This Amendment No. 1 to the Current Report on Form 8-K amends Items 2.02 and 9.01 of the Original Report to include a corrected version of the news release attached thereto (the “Original News Release”). No other changes were made to the Original Report.

Item 2.02                                 Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is the corrected news release of the Company, dated August 8, 2018, reporting the Company’s financial results for the three and six months ended June 30, 2018.  The corrected news release corrects the following significant numbers in the tables to the Original News Release titled: “Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Earnings” (Table 1) and “Reconciliation of GAAP Net Loss Per Share to Non-GAAP Adjusted Earnings Per Share” (Table 2):

•                              Income tax effect of non-GAAP adjustments.

•                  In Table 1, the income tax effect of non-GAAP adjustments was originally reported as ($16,661) for the six months ended June 30, 2018. The Company has corrected the number to be ($5,623) for the six months ended June 30, 2018.

•                  In Table 2, the per share income tax effect of non-GAAP adjustments was originally reported as ($0.20) for the six months ended June 30, 2018. The Company has corrected the number to be ($0.07) for the six months ended June 30, 2018.

•                              Non-GAAP adjusted earnings per share.

•                  GAAP earnings per share is unaffected by these changes and is $0.20 per share for the six months ended June 30, 2018.

•                  In Tables 1 and 2, Non-GAAP adjusted earnings per share were originally reported as $0.34 for the six months ended June 30, 2018.  The Company has corrected the number to be $0.49 for the six months ended June 30, 2018.

No other material changes were made to the Original News Release.

The information in Item 2.02 of this Current Report on Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                                 Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Depomed, Inc. News Release issued on August 8, 2018, as corrected

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO THERAPEUTICS, INC.

Date: August 17, 2018	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President and Chief Financial Officer